Exhibit 99.1

Citrix Reports First Quarter Financial Results

Quarterly Revenue of $673 Million up 14% Year over Year Deferred Revenue of $1.2 Billion as of Quarter End; up 25% Year-over-Year First Quarter GAAP Diluted Earnings Per Share of $0.32 First Quarter Non-GAAP Diluted Earnings Per Share of $0.62

SANTA CLARA, Calif.--(BUSINESS WIRE)--April 24, 2013--Citrix Systems, Inc. (NASDAQ:CTXS) today reported financial results for the first quarter of fiscal 2013 ended March 31, 2013.

FINANCIAL RESULTS

For the first quarter of fiscal year 2013, Citrix achieved revenue of $673 million, compared to $589 million in the first quarter of fiscal year 2012, representing 14 percent revenue growth.

GAAP Results

Net income for the first quarter of fiscal year 2013 was $60 million, or $0.32 per diluted share, compared to $68 million, or $0.36 per diluted share, for the first quarter of fiscal year 2012. Net income for the first quarter of fiscal year 2013 includes net tax benefits of approximately $9 million, or $0.05 per diluted share.

Non-GAAP Results

Non-GAAP net income for the first quarter of fiscal year 2013 was $117 million, or $0.62 per diluted share, compared to $111 million, or $0.59 per diluted share, for the first quarter of fiscal year 2012. Non-GAAP net income includes net tax benefits of approximately $9 million recognized in the first quarter of fiscal year 2013, or $0.05 per diluted share. Non-GAAP net income excludes the effects of amortization of acquired intangible assets, stock-based compensation expenses and the tax effects related to these items.

“In spite of the macro factors negatively impacting IT spending, we executed well in Q1,” said Mark Templeton, president and chief executive officer for Citrix. “Consistently, CIOs everywhere tell me they are challenged by the transformation, consumerization and fragmentation taking place in computing. These forces are creating even more interest in mobility and cloud services.

“We remain focused on our long-term strategy to help our customers as they invest in these areas.”

Q1 Financial Summary

In reviewing the results for the first quarter of fiscal year 2013, compared to the first quarter of fiscal year 2012:

  Product and license revenue increased 8 percent;
  Software as a service revenue increased 14 percent;
  Revenue from license updates and maintenance increased 19 percent;
  Professional services revenue, which is comprised of consulting, product training and certification, increased 2 percent;
  Revenue increased in the Americas region by 17 percent, increased in the Pacific region by 15 percent and increased in the EMEA region by 9 percent;
  Deferred revenue totaled $1.2 billion, compared to $983 million as of March 31, 2012, an increase of 25%;
  GAAP operating margin was 8 percent and non-GAAP operating margin was 20 percent, excluding the effects of amortization of acquired intangible assets and stock-based compensation expenses;
  Cash flow from operations was $249 million for the first quarter of fiscal year 2013, compared with $243 million for the first quarter of fiscal year 2012; and
  The company repurchased 1.2 million shares at an average price of $71.51.

Financial Outlook for Second Quarter 2013

Citrix management expects to achieve the following results for the second quarter of fiscal year 2013 ending June 30, 2013:

  Net revenue is targeted to be in the range of $705 million to $715 million;
  Other income is targeted to be approximately $1 million;
  GAAP diluted earnings per share is targeted to be in the range of $0.31 to $0.32. Non-GAAP diluted earnings per share is targeted to be in the range of $0.62 to $0.63, excluding $0.18 related to the effects of amortization of acquired intangible assets, $0.26 related to the effects of stock-based compensation expenses, and $(0.12) to $(0.14) for the tax effects related to these items;
  Non-GAAP tax rate, which excludes the effects of amortization of acquired intangible assets and stock-based compensation, is targeted to be in the range of 22 percent to 23 percent.

The above statements are based on current targets. These statements are forward-looking, and actual results may differ materially.

Financial Outlook for Fiscal Year 2013

Citrix management expects to achieve the following results for the fiscal year ending December 31, 2013:

  Net revenue is targeted to be in the range of $2.95 billion to $2.98 billion;
  Other income is targeted to be approximately $4 million;
  GAAP diluted earnings per share is targeted to be in the range of $1.91 to $1.95. Non-GAAP diluted earnings per share is targeted to be in the range of $3.08 to $3.11, excluding $0.74 related to the effects of amortization of acquired intangible assets, $1.01 related to the effects of stock-based compensation expenses, and $(0.55) to $(0.62) for the tax effects related to these items.

The above statements are based on current targets. These statements are forward-looking, and actual results may differ materially.

Conference Call Information

Citrix will host a conference call today at 4:45 p.m. ET to discuss its financial results, quarterly highlights and business outlook. The call will include a slide presentation, and participants are encouraged to listen to and view the presentation via webcast at http://www.citrix.com/investors.

The conference call may also be accessed by dialing: (888) 799-0519 or (706) 634-0155, using passcode: CITRIX. A replay of the webcast can be viewed by visiting the Investor Relations section of the Citrix corporate website at http://www.citrix.com/investors for approximately 30 days. In addition, an audio replay of the conference call will be available for approximately 15 days by dialing (855) 859-2056 or (404) 537-3406 (passcode required: 27690921).

About Citrix

Citrix (NASDAQ:CTXS) is the cloud computing company that enables mobile workstyles – empowering people to work and collaborate from anywhere, accessing apps and data on any of the latest devices, as easily as they would in their own office – simply and securely. Citrix cloud computing solutions help IT and service providers build both private and public clouds – leveraging virtualization and networking technologies to deliver high-performance, elastic and cost-effective services for mobile workstyles. With market leading solutions for mobility, desktop virtualization, cloud networking, cloud platforms, collaboration, and data sharing, Citrix helps organizations of all sizes achieve the kind of speed and agility necessary to succeed in an increasingly mobile and dynamic world. Citrix products are in use at more than 260,000 organizations and by over 100 million users globally. Annual revenue in 2012 was $2.59 billion.

For Citrix Investors

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by Citrix's president and chief executive officer, statements contained in the Financial Outlook for Second Quarter 2013 and Financial Outlook for Fiscal Year 2013 sections, and under the Non-GAAP Financial Measures Reconciliation section, and statements regarding management's plans, objectives and strategies, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the impact of the global economy and uncertainty in the IT spending environment; the success and growth of the company's product lines, including risks associated with successfully introducing new products into Citrix's distribution channels and ability of markets for these products to become mainstream and sustain growth; the company's product concentration and its ability to develop and commercialize new products and services, including its enterprise mobility and cloud platform products, while maintaining development and sales of its established virtualization, networking and collaboration products and services; disruptions due to changes and transitions in key personnel and succession risks; seasonal fluctuations in the company's business; failure to execute Citrix's sales and marketing plans; failure to successfully partner with key distributors, resellers, system integrators, OEM's and strategic partners and the company's reliance on and the success of those partners for the marketing and distribution of the company's products; the company's ability to maintain and expand its business in small sized and large enterprise accounts; the size, timing and recognition of revenue from significant orders; the success of investments in its product groups, foreign operations and vertical and geographic markets; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix's products and services; the ability of Citrix to make suitable acquisitions on favorable terms in the future; risks associated with Citrix's acquisitions, including failure to further develop and successfully market the technology and products of acquired companies, failure to achieve or maintain anticipated revenues and operating performance contributions from acquisitions, which could dilute earnings, the retention of key employees from acquired companies, difficulties and delays integrating personnel, operations, technologies and products, disruption to our ongoing business and diversion of management's attention from our ongoing business; the recruitment and retention of qualified employees; risks in effectively controlling operating expenses, including failure to manage untargeted expenses; the effect of new accounting pronouncements on revenue and expense recognition; the risks associated with securing data and maintaining security of our networks and customer data stored by our services; failure to comply with federal, state and international regulations; litigation and disputes, including challenges to our intellectual property rights or allegations of infringement of the intellectual property rights of others; the inability to further innovate our technology or enter into new businesses due to the intellectual property rights of others; changes in the company's pricing and licensing models, promotional programs and product mix, all of which may impact Citrix's revenue recognition; charges in the event of the impairment of acquired assets, investments or licenses; competition, international market readiness, execution and other risks associated with the markets for Citrix's products and services; unanticipated changes in tax rates or exposure to additional tax liabilities; risks of political and social turmoil; and other risks detailed in the company's filings with the Securities and Exchange Commission. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

Citrix® is a trademarks or registered trademarks of Citrix Systems, Inc. and/or one or more of its subsidiaries, and may be registered in the U.S. Patent and Trademark Office and in other countries. All other trademarks and registered trademarks are property of their respective owners.

CITRIX SYSTEMS, INC. Condensed Consolidated Statements of Income (In thousands, except per share data - unaudited)

	Three Months Ended March 31,
	2013	2012
Revenues:
Product and licenses	$193,083	$178,364
Software as a service	137,566	120,733
License updates and maintenance	315,738	264,525
Professional services	26,512	25,873
Total net revenues	672,899	589,495

Cost of net revenues:
Cost of product and license revenues	25,794	18,804
Cost of services and maintenance revenues	64,411	51,004
Amortization of product related intangible assets	24,709	16,535
Total cost of net revenues	114,914	86,343
Gross margin	557,985	503,152

Operating expenses:
Research and development	130,492	103,622
Sales, marketing and services	297,682	248,457
General and administrative	62,785	59,856
Amortization of other intangible assets	10,418	10,467
Total operating expenses	501,377	422,402

Income from operations	56,608	80,750

Other income, net	1,196	3,800
Income before income taxes	57,804	84,550

Income tax (benefit) expense	(1,884)	16,283
Net income	$59,688	$68,267

Earnings per common share – diluted	$0.32	$0.36
Weighted average shares outstanding – diluted	189,011	188,884

CITRIX SYSTEMS, INC. Condensed Consolidated Balance Sheets (In thousands - unaudited)

	March 31, 2013	December 31, 2012
ASSETS:
Cash and cash equivalents	$251,465	$643,609
Short-term investments	406,479	285,022
Accounts receivable, net	450,939	630,956
Inventories, net	11,229	10,723
Prepaid expenses and other current assets	141,295	106,579
Current portion of deferred tax assets, net	40,068	36,846
Total current assets	1,301,475	1,713,735

Long-term investments	747,004	595,313
Property and equipment, net	302,378	303,294
Goodwill	1,761,824	1,518,219
Other intangible assets, net	590,689	556,205
Long-term portion of deferred tax assets, net	77,935	43,097
Other assets	67,034	66,539
Total assets	$4,848,339	$4,796,402

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Accounts payable	$61,613	$71,116
Accrued expenses and other current liabilities	245,907	257,135
Income taxes payable	10,907	49,346
Current portion of deferred revenues	986,023	965,276
Total current liabilities	1,304,450	1,342,873

Long-term portion of deferred revenues	245,358	232,719
Other liabilities	104,384	99,033

Stockholders' equity:
Common stock	289	287
Additional paid-in capital	3,798,931	3,691,111
Retained earnings	2,623,706	2,564,018
Accumulated other comprehensive loss	(18,240)	(7,705)
Less – common stock in treasury, at cost	(3,210,539)	(3,125,934)
Total stockholders' equity	3,194,147	3,121,777
Total liabilities and stockholders’ equity	$4,848,339	$4,796,402

CITRIX SYSTEMS, INC. Condensed Consolidated Statement of Cash Flows (In thousands - unaudited)

Three Months Ended March 31, 2013
OPERATING ACTIVITIES
Net Income	$59,688
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	64,536
Stock-based compensation expense	43,556
Provision for accounts receivable allowances	2,026
Deferred income tax benefit	(18,189)
Other non-cash items	(1,640)
Total adjustments to reconcile net income to net cash provided by operating activities	90,289
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	183,892
Prepaid expenses and other current assets	(35,158)
Inventory	(1,140)
Other assets	811
Accounts payable	(11,312)
Accrued expenses and other current liabilities	(21,338)
Deferred revenues	21,448
Income taxes, net	(43,333)
Other liabilities	5,632
Total changes in operating assets and liabilities, net of the effects of acquisitions	99,502
Net cash provided by operating activities	249,479

INVESTING ACTIVITIES
Purchases of available-for-sale investments, net	(273,909)
Purchases of property and equipment	(28,297)
Purchases of other assets	(1,102)
Cash paid for acquisitions, net of cash acquired	(324,049)
Cash paid for licensing and core technology	(2,236)
Net cash used in investing activities	(629,593)

FINANCING ACTIVITIES
Proceeds from issuance of common stock under stock-based compensation plans	25,251
Excess tax benefit from exercise of stock options	26,795
Stock repurchases, net	(63,618)
Net cash used in financing activities	(11,572)
Effect of exchange rate changes on cash and cash equivalents	(458)
Change in cash and cash equivalents	(392,144)
Cash and cash equivalents at beginning of period	643,609
Cash and cash equivalents at end of period	$251,465

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures

(Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call, slide presentation or webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization primarily related to acquired intangible assets, stock-based compensation expenses and the related tax effect of those items. The Company's basis for these adjustments is described below.

Management uses these non-GAAP measures for internal reporting and forecasting purposes, when publicly providing its business outlook, to evaluate the Company's performance and to evaluate and compensate the Company's executives. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company's historical and prospective financial performance. In addition, the Company has historically provided this or similar information and understands that some investors and financial analysts find this information helpful in analyzing the Company's operating margins, operating expenses and net income and comparing the Company's financial performance to that of its peer companies and competitors.

Management typically excludes the amounts described above when evaluating the Company's operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company's operating performance due to the following factors:

  The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization and certain stock-based compensation expenses and the related tax effects that are primarily related to acquisitions, provide investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company's operating results and underlying operational trends.
  Amortization costs and the related tax effects are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.
  Although stock-based compensation is an important aspect of the compensation of the Company's employees and executives, stock-based compensation expense is generally fixed at the time of grant, then amortized over a period of several years after the grant of the stock-based instrument, and generally cannot be changed or influenced by management after the grant.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company's liquidity. Furthermore, the Company in the future may exclude amortization primarily related to newly acquired intangible assets, additional charges related to its restructuring program and the related tax effects from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

CITRIX SYSTEMS, INC. Non-GAAP Financial Measures Reconciliation (In thousands, except per share and operating margin data - unaudited)

The following tables show the non-GAAP financial measures used in this press release reconciled to the most directly comparable GAAP financial measures.

	Three Months Ended March 31,
	2013
GAAP operating margin	8.4%
Add: stock-based compensation	6.5%
Add: amortization of product related intangible assets	3.7%
Add: amortization of other intangible assets	1.5%
Non-GAAP operating margin	20.1%

	Three Months Ended March 31,
	2013	2012
GAAP net income	$59,688	$68,267
Add: stock-based compensation	43,556	30,557
Add: amortization of product related intangible assets	24,709	16,535
Add: amortization of other intangible assets	10,418	10,467
Less: tax effects related to above items	(21,320)	(15,167)
Non-GAAP net income	$117,051	$110,659

	Three Months Ended March 31,
	2013	2012
GAAP earnings per share – diluted	$0.32	$0.36
Add: stock-based compensation	0.23	0.16
Add: amortization of product related intangible assets	0.13	0.09
Add: amortization of other intangible assets	0.06	0.06
Less: tax effects related to above items	(0.12)	(0.08)
Non-GAAP earnings per share – diluted	$0.62	$0.59

CITRIX SYSTEMS, INC. Forward Looking Guidance

	For the Three Months Ended June 30,	For the Twelve Months Ended December 31,
	2013	2013
GAAP earnings per share - diluted	$0.31 to $0.32	$1.91 to $1.95
Add: adjustments to exclude the effects of amortization of intangible assets	0.18	0.74
Add: adjustments to exclude the effects of expenses related to stock-based compensation Less: tax effects related to above items	0.26 (0.12) to (0.14)	1.01 (0.55) to (0.62)
Non-GAAP earnings per share - diluted	$0.62 to $0.63	$3.08 to $3.11

For the Three Months Ended June 30,
2013
GAAP tax rate	13.0% - 14.0%
Add: tax effects of stock-based compensation and amortization of intangible assets	9.0
Non-GAAP tax rate	22.0% - 23.0%

CONTACT:
Citrix Systems, Inc.
Media Inquiries:
Eric Armstrong, 954-267-2977
eric.armstrong@citrix.com
or
Investor Inquiries:
Eduardo Fleites, 954-229-5758
eduardo.fleites@citrix.com